                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) February 15, 2002
                                                     ------------------


                          CNH CAPITAL RECEIVABLES INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                                         333-38040
            --------                                         ---------
    (State or Other Jurisdiction                      (Commission File Number)
          of Incorporation)

          39-1995297
          ----------
      (I.R.S. Employer
      Identification No.)





            100 South Saunders Road Lake Forest, IL         60045
            ------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)


                                 (847) 735-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.       Document Description
--------------------------------

20.1  Monthly Servicer Report dated February 15, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CNH CAPITAL RECEIVABLES INC.
                                          (Registrant)


Dated: February 15, 2002                    By:       /s/ L. William York
                                               --------------------------------
                                                  L. William York
                                                  Senior VP & Acting CFO

                                INDEX TO EXHIBITS



Exhibit     Sequential
  No.       Document Description
---------------------------------------------

20.1        Monthly Servicer Report dated February 15, 2002.